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As of August 24, 1998


VIA UPS OVERNIGHT

The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, New York  11245

Attention: Global Custody Division

Re: Global Custody Agreement, Effective May 1, 1996 between The Chase Manhattan Bank and those registered investment companies (and on behalf of certain series thereof), listed on Schedule A attached thereto ("Agreement")
         ----------------------------------------------------------------------

Ladies and Gentlemen:

Pursuant to the provisions of Section 1 of the Agreement, the undersigned, on behalf of series identified under each registrant's name below (each, a "Series") hereby appoints The Chase Manhattan Bank to provide custodial services for each of these Series under and in accordance with the terms of the Agreement and accordingly, requests that the Series be added to Schedule A to the Agreement effective as of August 24, 1998. Kindly acknowledge your agreement to provide such services and to add these Series to Schedule A by signing in the space provided below.

                         DELAWARE GROUP EQUITY FUNDS II,
                         INC., on behalf of the Decatur
                         Income Fund and Decatur Total
                         Return Fund Series


                         By:       /s/ David K. Downes
                            -----------------------------------------
                         Name: David K. Downes
                         Its:  Executive Vice President
                               Chief Operating Officer
                               Chief Financial Officer



                         DELAWARE GROUP EQUITY FUNDS III,
                         INC., on behalf of Trend Fund
                         Series


                         By:       /s/ David K. Downes
                            -----------------------------------------
                         Name: David K. Downes
                         Its:  Executive Vice President
                               Chief Operating Officer
                               Chief Financial Officer




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                         DELAWARE GROUP GOVERNMENT FUND,
                         INC., on behalf of the Government
                         Income Series


                         By:       /s/ David K. Downes
                            -----------------------------------------
                         Name: David K. Downes
                         Its:  Executive Vice President
                               Chief Operating Officer
                               Chief Financial Officer



                         DELAWARE GROUP INCOME FUNDS, INC.,
                         on behalf of Strategic Income Fund


                         By:       /s/ David K. Downes
                            -----------------------------------------
                         Name: David K. Downes
                         Its:  Executive Vice President
                               Chief Operating Officer
                               Chief Financial Officer



                         DELAWARE GROUP LIMITED-TERM
                         GOVERNMENT FUNDS, INC., on behalf
                         of the Limited-Term Government Fund
                         and U.S. Government Money Series


                         By:       /s/ David K. Downes
                            -----------------------------------------
                         Name: David K. Downes
                         Its:  Executive Vice President
                               Chief Operating Officer
                               Chief Financial Officer



                         DELAWARE POOLED TRUST, INC., on
                         behalf of The Large-Cap Value
                         Equity Portfolio, The Aggressive
                         Growth Portfolio, The Limited-Term
                         Maturity Portfolio, and The
                         Small/Mid-Cap Value Equity
                         Portfolio


                         By:       /s/ David K. Downes
                            -----------------------------------------
                         Name: David K. Downes
                         Its:  Executive Vice President
                               Chief Operating Officer
                               Chief Financial Officer




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                         DELAWARE GROUP TAX-FREE FUND, INC.,
                         on behalf of Tax-Free USA Fund,
                         Tax-Free Insured Fund, Tax-Free USA
                         Intermediate Fund


                         By:       /s/ David K/ Downes
                            -----------------------------------------
                         Name: David K. Downes
                         Its:  Executive Vice President
                               Chief Operating Officer
                               Chief Financial Officer



AGREED:

THE CHASE MANHATTAN BANK


By:      /s/ Rosemary Stidmon
   ---------------------------------

Its:     Vice President
    --------------------------------